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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 13, 1998


                         First Alliance Mortgage Company
            (on behalf of First Alliance Mortgage Loan Trust 1998-1A)
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                       333-44585-01                         95-2944875
         ----------                       ------------                         ----------
(State or Other Jurisdiction          (Commission File Number)              (I.R.S. Employer
     of Incorporation)                                                     Identification No.)



                177305 Von Karman Avenue
                   Irvine, California                     97614-6203
        ----------------------------------------          ----------
        (Address of Principal Executive Offices)          (Zip Code)



        Registrant's telephone number, including area code (714) 224-8400


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

      8.1   Tax Opinion and Consent of Arter & Hadden LLP
     23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST ALLIANCE MORTGAGE
                                   COMPANY, as Company



                                   By:        /s/ Mark K. Mason
                                   ----------------------------------------
                                   Name:      Mark K. Mason
                                   Title:     Executive Vice President and
                                              Chief Financial Officer


Dated:  March 13, 1998

                                  EXHIBIT INDEX


Exhibit No.           Description                               Page No.
-----------           -----------                               --------

    8.1       Tax Opinion and Consent of Arter & Hadden LLP
   23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation